                                                                   EXHIBIT 10.50


                         TRADEMARK SECURITY AGREEMENT
                         ----------------------------


          THIS TRADEMARK SECURITY AGREEMENT is made as of August 16, 1996 (this "Agreement"), by and between Visual Numerics, Inc., a Texas corporation
 ---------
("Borrower"), and Charles W. Johnson, an individual ("Lender").
  --------                                            ------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, Borrower and Lender are parties to that certain Loan and Security Agreement of even date herewith (as the same may hereafter be modified, amended, restated or supplemented from time to time, the "Loan Agreement"),
                                                          --------------
pursuant to which Lender may, from time to time, extend credit to Borrower; and

          WHEREAS, Lender has required Borrower to execute and deliver this Agreement (i) in order to secure the prompt and complete payment, observance and performance of all of the Borrower's "Liabilities" (as defined in the Loan Agreement) and (ii) as a condition precedent to any extension of credit under the Loan Agreement;

          NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower agrees as follows:

          1.   Defined Terms.
               -------------

          (A) Unless otherwise defined herein, each capitalized term used herein that is defined in the Loan Agreement shall have the meaning specified for such term in the Loan Agreement.

          (B) The words "hereof," "herein" and "hereunder" and words of like import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and section or paragraph references are to this Agreement unless otherwise specified.

          (C) All terms defined in this Agreement in the singular shall have comparable meanings when used in the plural, and vice versa, unless otherwise
                                                 ---- -----
specified.

          2.   Incorporation of Premises.  The premises set forth above are
               -------------------------
incorporated into this Agreement by this reference thereto and are made a part hereof.

          3.   Incorporation of the Loan Agreement.  The Loan Agreement and the
               -----------------------------------
terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto and are made a part hereof.

          4.   Security Interest in Trademarks.  To secure the complete and
               -------------------------------
timely payment, performance and satisfaction of all of the Liabilities of Borrower, Borrower hereby grants to Lender a security interest in, as and by way of a first mortgage and security interest having priority over all other security interests, with power of sale to the extent permitted by applicable law, all of Borrower's now owned or existing and hereafter acquired or arising:

          (A) trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications, including, without limitation, the trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications listed on Schedule A attached hereto and made a part
                                 ----------
     hereof, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Borrower's business symbolized by the foregoing and connected therewith, and (v) all of Borrower's rights corresponding thereto throughout the world (all of the foregoing trademarks, registered trademarks and trademark applications, and service marks, registered service marks and service mark applications, together with the items described in clauses (i)-(v) in this
                                                        ---------------
     paragraph 4(A), are sometimes hereinafter individually and/or collectively
     --------------
     referred to as the "Trademarks"); and

          (B) rights under or interests in any trademark license agreements or service mark license agreements with any other party, whether Borrower is a licensee or licensor under any such license agreement, including, without limitation, those trademark license agreements and service mark license agreements listed on Schedule B attached hereto and made a part hereof,
                          ----------
     together with any goodwill connected with and symbolized by any such trademark license agreements or service mark license agreements, and the right to prepare for sale and sell any and all Inventory now or hereafter owned by Borrower and now or hereafter covered by such licenses (all of the foregoing are hereinafter referred to collectively as the "Licenses").
                                                                --------
     Notwithstanding the foregoing provisions of this paragraph 4(B), the
                                                      --------------
     Licenses shall not include any license agreement in effect as of the date hereof which by its terms prohibits the grant of the security contemplated by this Agreement; provided, however, that upon the termination of such
                        --------  -------
     prohibitions for any reason whatsoever, the provision of this paragraph 4
                                                                   -----------
     shall be deemed to apply thereto automatically.

          5.   Restrictions on Future Agreements.  Borrower will not, without
               ---------------------------------
Lender's prior written consent, enter into any agreement, including, without limitation, any license agreement, which is inconsistent with this Agreement, and Borrower further agrees that it will not take any action, and will use its best efforts not to permit any action to be taken by others, including, without limitation, licensees, or fail to take any action, which would in any respect affect the validity or enforcement of the rights transferred to Lender under this Agreement or the rights associated with the Trademarks or Licenses.

          6.   New Trademarks and Licenses.  Borrower represents and warrants
               ---------------------------
that, (i) the Trademarks listed on Schedule A include all of the trademarks,
                                   ----------
registered trademarks, trademark applications, service marks, registered service marks and service mark applications now owned or held by Borrower, (ii) the Licenses listed on Schedule B include all of the trademark license agreements
                   ----------
and service mark license agreements under which Borrower is the licensee or licensor, (iii) there are no Liens, claims or encumbrances in such Trademarks and Licenses as of the date hereof and (iv) no Liens, claims or encumbrances in such Trademarks and Licenses will be granted by Borrower to any Person or asserted by any Person against Borrower other than Lender. If, prior to the termination of this Agreement, Borrower shall (a) obtain rights to any new trademarks, registered trademarks, trademark applications, service marks, registered service marks or service mark applications, (b) become entitled to the benefit of any trademarks, registered trademarks, trademark applications, trademark licenses, trademark license renewals, service marks, registered service marks, service mark applications, service mark licenses or service mark license renewals whether as licensee or licensor, or (c) enter into any new trademark license agreement or service mark license agreement, the provisions of paragraph 4 above shall automatically apply thereto. Borrower shall give to
-----------
Lender written notice of events described in clauses (a), (b) and (c) of the
                                             -----------  ---     ---
preceding sentence promptly after the occurrence thereof, but in any event not less frequently than on a quarterly basis. Borrower hereby authorizes Lender to modify this Agreement unilaterally (x) by amending Schedule A to include any
                                                   ----------
future trademarks, registered trademarks, trademark applications, service marks, registered service marks and service mark applications and by amending Schedule
                                                                       --------
B to include any future trademark license agreements and service mark license
-
agreements, which are Trademarks or Licenses under paragraph 4 above or under
                                                   -----------
this paragraph 6, and (y) by filing, in addition to and not in substitution for
     -----------
this Agreement, a duplicate original of this Agreement containing on Schedule A
                                                                     ----------
or Schedule B thereto, as the case may be, such future trademarks, registered
   ----------
trademarks, trademark applications, service marks, registered service marks and service mark applications, and trademark license agreements and service mark license agreements.

          7.   Royalties.  Borrower hereby agrees that the use by Lender of the
               ---------
Trademarks and Licenses as authorized hereunder in connection with Lender's exercise of its rights and remedies under paragraph 15 or pursuant to subsection
                                          ------------
8.2 of the Loan Agreement shall be coextensive with Borrower's rights thereunder and with respect thereto and without any liability to Borrower for royalties or other related charges from Lender.

          8.   Right to Inspect; Further Assignments and Security Interests.
               ------------------------------------------------------------
Lender may at all reasonable times (and at any time when an Event of Default or Default exists) have access to, examine, audit, make copies (at Borrower's expense) and extracts from and inspect Borrower's premises and examine Borrower's books, records and operations relating to the Trademarks and Licenses. From and after the occurrence of an Event of Default or a Default, Borrower agrees that Lender, or a conservator appointed by Lender, shall have the right to establish such reasonable additional product quality controls as Lender or such conservator, in its sole and absolute judgment, may deem necessary to assure maintenance of the quality of products sold by borrower under the Trademarks and the Licenses or in connection with which such Trademarks and Licenses are used. Borrower agrees (i) not to sell or assign its respective interests in, or grant any license under, the Trademarks or the Licenses without the prior written consent of Lender, (ii) to maintain the quality of such products as of the date hereof, and (iii) not to change the quality of such products in any material respect without Lender's prior written consent.

          9.   Nature and Continuation of Lender's Security Interest;
               ------------------------------------------------------
Termination of Lender's Security Interest.  This Agreement is made for
-----------------------------------------
collateral security purposes only. This Agreement shall create a continuing security interest in the Trademarks and Licenses and shall terminate only when the Liabilities have been paid in full in cash and the Loan Agreement has been terminated. When this Agreement has terminated, Lender shall promptly execute and deliver to Borrower, at Borrower's expense, all termination statements and other instruments as may be necessary or proper to terminate Lender's security interest in the Trademarks and the Licenses, subject to any disposition thereof which may have been made by Lender pursuant to this Agreement or the Loan Agreement.

          10.  Duties of Borrower.  Borrower shall have the duty, to the extent
               ------------------
desirable in the normal conduct of Borrower's business, to: (i) prosecute diligently and in good faith any trademark application or service mark application that is part of the Trademarks pending as of the date hereof or hereafter until the termination of this Agreement, and (ii) make application for trademarks or service marks. Borrower further agrees to use its best efforts to maintain in full force and effect the Trademarks and the Licenses that are or shall be necessary or economically desirable in the operation of Borrower's business. Any expenses incurred in connection with the foregoing shall be borne by Borrower. Lender shall not have any duty with respect to the Trademarks and Licenses. Without limiting the generality of the foregoing, Lender shall not be under any obligation to take any steps necessary to preserve rights in the Trademarks or Licenses against any other parties, but may do so at its option from and after the occurrence of an Event of Default or a Default, and all expenses incurred in connection therewith shall be for the sole account of Borrower and shall be added to the Liabilities secured hereby.

          11.  Lender's Right to Sue.  From and after the occurrence of an Event
               ---------------------
of Default or a Default, Lender shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks and the Licenses and, if Lender shall commence any such suit, Borrower shall, at the request of Lender, do any and all lawful acts and execute any and all proper documents required by Lender in aid of such enforcement. Borrower shall, upon demand, promptly reimburse Lender for all costs and expenses incurred by Lender in the exercise of its rights under this paragraph 11 (including, without
                                         ------------
limitation, fees and expenses of attorneys and paralegals for Lender).

          12.  Waivers.  Lender's failure, at any time or times hereafter, to
               -------
require strict performance by Borrower of any provision of this Agreement shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith nor shall any course of dealing between Borrower and Lender have such effect. No single or partial exercise of any right hereunder shall preclude any other or further exercise thereof or the exercise of any other right. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement shall be deemed to have been suspended or waived by Lender unless such suspension or waiver is in writing signed by an officer of Lender and directed to Borrower specifying such suspension or waiver.

          13.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but the provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part hereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          14.  Modification.  This Agreement cannot be altered, amended or
               ------------
modified in any way, except as specifically provided in paragraphs 4 and 6
                                                        ------------     -
hereof or by a writing signed by the parties hereto.

          15.  Cumulative Remedies; Power of Attorney.  Borrower hereby
               --------------------------------------
irrevocably designates, constitutes and appoints Lender (and all Persons designated by Lender in its sole and absolute discretion) as Borrower's true and lawful attorney-in-fact, and authorizes Lender and any of Lender's designees, in Borrower's or Lender's name, to take any action and execute any instrument to the extent necessary to accomplish the purposes of this Agreement, including, without limitation, from and after the occurrence of an Event of Default or a Default and the giving by Lender of notice to Borrower of Lender's intention to enforce its rights and claims against Borrower, to (i) endorse Borrower's name on all applications, documents, papers and instruments necessary or desirable for Lender in the use of the Trademarks or the Licenses, (ii) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks or the Licenses to anyone, (iii) grant or issue any exclusive or nonexclusive license under the Trademarks or, to the extent permitted, under the Licenses, to anyone, and (iv) take any other actions with respect to the Trademarks or the Licenses as Lender deems in its best interest. Borrower hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest and shall be irrevocable until all of the Liabilities shall have been paid in full in cash and the Loan Agreement shall have been terminated. Borrower acknowledges and agrees that this Agreement is not intended to limit or restrict in any way the rights and remedies of Lender under the Loan Agreement or any of the Financing Agreements, but rather is intended to facilitate the exercise of such rights and remedies.

          Lender shall have, in addition to all other rights and remedies given it by the terms of this Agreement, all rights and remedies allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in any jurisdiction in which the Trademarks or the Licenses may be located or deemed located. Upon the occurrence of an Event of Default or a Default and the election by Lender to exercise any of its remedies under Section 9-504 or Section 9-505 of the Uniform Commercial Code with respect to the Trademarks and Licenses, Borrower agrees to assign, convey and otherwise transfer title in and to the Trademarks and the Licenses to Lender or any transferee of Lender and to execute and deliver to Lender or any such transferee all such agreements, documents and instruments as may be necessary, in Lender's sole discretion, to effect such assignment, conveyance and transfer. All of Lender's rights and remedies with respect to the Trademarks and the Licenses, whether established hereby, by the Loan Agreement, by any other agreements or by law, shall be cumulative and may be exercised separately or concurrently. Notwithstanding anything set forth herein to the contrary, it is hereby expressly agreed that upon the occurrence of an Event of Default or a Default, Lender may exercise any of the rights and remedies provided in this Agreement, the Loan Agreement and any of the other Financing Agreements.

          16.  Successors and Assigns.  This Agreement shall be binding upon
               ----------------------
Borrower and its successors and assigns, and shall inure to the benefit of Lender and its nominees, successors and assigns. Borrower's successors and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for Borrower; provided, however, that Borrower shall not
                               --------  -------
voluntarily assign or transfer its rights or obligations hereunder without Lender's prior written consent.

          17.  Governing Law.  Lender and Borrower hereby accept this Agreement
               -------------
at Chicago, Illinois by signing and delivering it there. Any dispute between Lender and Borrower arising out of, connected with, related to, or incidental to the relationship between them in connection with this Agreement, and whether arising in contract, tort, equity, or otherwise, shall be resolved in accordance with the internal laws (as opposed to conflict of laws provisions) of the State of Illinois.

          18.  Notices.  All notices or other communications hereunder shall be
               -------
given in the manner and to the addresses set forth in the Loan Agreement.

          19.  Section Titles.  The section and paragraph titles herein are for
               --------------
convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

          20.  Execution in Counterparts.  This Agreement may be executed in any
               -------------------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

              [The Balance of This Page Intentionally Left Blank]

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                              VISUAL NUMERICS, INC., a Texas corporation



                              By: /s/ Richard G. Couch
                                 --------------------------------------------
                                 Name:
                                      ---------------------------------------
                                 Title:
                                       --------------------------------------



                              ACCEPTED AND AGREED:

                              CHARLES W. JOHNSON, an individual



                              By: /s/ Charles W. Johnson
                                 --------------------------------------------

                                  Schedule A
                                      to
                         Trademark Security Agreement

                          Dated as of August 16, 1996


            TRADEMARKS AND TRADEMARK AND SERVICE MARK APPLICATIONS
            ------------------------------------------------------


                 REGISTERED U.S. TRADEMARKS AND SERVICE MARKS

                                                      DATE OF
                         REGISTRATION NO.          REGISTRATION
                         ----------------     -----------------
TRADE MARK
----------
1.  IMSL                  No. 1,276,046       May 1, 1984
2.  IMSL                  No. 1,183,603       December 29, 1981
3.  exponent GRAPHICS     No. 1663225         November 11, 1991
4.  MATH/LIBRARY          No. 1728710         October 27, 1992

SERVICE MARK
------------
1.  IMSL                  No. 1,163,151       July 28, 1981
2.  IMSL                  No. 1,678,900       March 10, 1992

                           PENDING APPLICATIONS FOR
                   U.S. TRADEMARK/SERVICE MARK REGISTRATION

       MARK               SERIAL NO.          FILING DATE
       ----               ----------          -----------
1.  STAT/LIBRARY       No. 74/296622        July 22, 1992

                                  Schedule B
                                      to
                         Trademark Security Agreement

                          Dated as of August 16, 1996

                              LICENSE AGREEMENTS
                              ------------------



All licenses relating to the property described in Schedule A.

STATE OF ILLINOIS   )
                    )    SS
COUNTY OF COOK      )


          The foregoing Trademark Security Agreement was acknowledged before me this ___ day of August, 1996, by ______________________________, the
____________________________ of Visual Numerics, Inc., a Texas corporation, on behalf of such corporation.



                                        ___________________________________
                                        Notary Public

                                        My commission expires: ____________

STATE OF ILLINOIS   )
                    )    SS
COUNTY OF COOK      )


          The foregoing Trademark Security Agreement was acknowledged before me this ___ day of August, 1996, by Charles W. Johnson, an individual.



                                        ___________________________________
                                        Notary Public

                                        My commission expires: ____________